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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                              ------------------


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                                 June 15, 1998

               Date of Report (Date of Earliest Event Reported)

Headlands Mortgage Securities Inc.(as Sponsor of the Headlands Home Equity Loan
  Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1)

                      HEADLANDS MORTGAGE SECURITIES INC.
                      ----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

   Delaware                      333-28031-2                    68-0397342
   --------                      -----------                    ----------
(State or Other                 (Commission File             (I.R.S. Employer
Jurisdiction of Incorporation)       Number)                 Identification No.)


          1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)

                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events

               Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-1 (the "Series 1998-1 Notes").

               The following exhibit which relates specifically to the Series 1998-1 Notes is included with this Current Report:

Item 7(c).     Exhibits

               10.1 Monthly Payment Date Statement distributed to holders of Series 1998-1 Notes dated June 15, 1998.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 16, 1998

                                  HEADLANDS MORTGAGE
                                  SECURITIES INC.

                                  By:    /s/ Gilbert J. MacQuarrie
                                       ---------------------------------------
                                       Gilbert J. MacQuarrie
                                       Vice President, Treasurer and Secretary
                                       (Principal Financial Officer
                                       and Principal Accounting Officer)

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                                 EXHIBIT INDEX

Exhibit Number                                                      Page Number
--------------                                                      -----------

10.1    Monthly Payment Date Statement distributed to holders
        of Series 1998-1 Notes dated June 15, 1998......................5